Exhibit 99.1

Corporate Overview May 2014

Safe Harbor This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, ti d fi i l diti fA i i l di b t t li it d t operations and financial conditions of Amicus including but not limited to preclinical and clinical development of Amicus’ candidate drug products, cash runway, ongoing collaborations and the timing and reporting of results from clinical trials Amicus’ candidate drug products. Words such as, evaluating Amicus but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although Amicus believes the i fl d i hf dl ki b d expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus’ forward-looking statements due to numerous known and unknown Amicus forward risks and uncertainties, including the “Risk Factors” described in our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements are qualified in their entirety by this cautionary statement, 2 and Amicus undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

Company Mission Amicus Therapeutics is a biopharmaceutical company at the forefront of developing nextgeneration medicines to treat a range of rare and orphan diseases, with a focus on improved therapies f l i d 3 for Lysosomal Storage-Disorders

Investment Highlights

Strength of Clinical Programs and Breadth of Technology Platforms With Potential to Create Significant Value for Shareholders and Patients Living with LSDs

- Moving migalastat monotherapy toward approval for Fabry patients with amenable mutations
  - Positive 12- and 24-month data from first Phase 3 Study (011)
  - Positive feedback from investigators, patients and Fabry community
  - Results from second Phase 3 Study (012) on track for 3Q14
- Executing 3-in-3 strategy to advance 3 next-generation ERTs into clinic in next 3 years
  - Focus on developing better enzymes for Fabry, Pompe and MPS I
  - Next-generation Fabry ERT expected to enter clinic in 2H14
  - Next-generation Pompe ERT expected to enter clinic in 2015
- Strongly positioned and well-capitalized
  - $71.6M cash (3/31/14)
  - Cash runway into 2H15

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Fabry Disease Overview

Fatal Lysosomal Storage Disease with Significant Unmet Needs Despite Available Treatment Options



- Deficiency of lysosomal enzyme α-Galactosidase A (α-Gal A)
- GL-3 accumulation
- Heterogeneous (>800 known mutations)
- Symptoms include pain, gastrointestinal problems, angiokeratomas
- Leading causes of death are renal failure, cardiac failure, stroke
- Current ERT suboptimal


Kidney
GL-3

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Amicus Therapeutics

Fabry Unmet Needs

Currently Approved ERTs Do Not Fully Address Fabry Disease

*"Over 40 years of working with patients with Fabry disease, participating in the development of enzyme replacement therapy, and as an early advocate of chaperone therapy, **I believe there remains an unmet medical need among these patients.** Study 011 has generated an impressive data set demonstrating that patients with amenable mutations respond to migalastat as a chaperone monotherapy."*

-Robert Desnick, M.D.
Dean for Genetics and Genomic Medicine, Professor and Chairman Emeritus, Genetics and Genomic Sciences at Icahn School of Medicine at Mount Sinai

Current Treatment Limitations

- Long term ERT does not prevent disease progression[1]
- Burden of intravenous infusions
- Additional costs for hospital administration
- 50%-55% of patients in Fabrazyme clinical studies experienced at least 1 infusion-related reaction[2]
- IgG positive patients might have worse clinical outcome than IgG negative patients[3]

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[1]Rombach, *et al.* 2013 [2]Fabrazyme PI [3]Deegan, *et al.* 2012

Fabry Commercial Opportunity Market Size, Growth Rate and Limitations of Current Therapies Make Fabry a Compelling Market Opportunity Global Fabry Market ($993M in 2013) treatment . $993M in FY13 global ERT sales (Fabrazyme and Replagal) Fabry patients on t . 5-10K diagnosed WW (51% female/49% male1) . <50% of diagnosed patients are tl t t d ith ERT # of Fab Sources: Reports 10Ks (est) (est) currently treated with . Newborn screening suggests prevalence of 1:3000 or higher2,3 7 Analyst Reports, Company 10Ks, Market Research 1Fabry Registry 2011; 2 Spada et al., Am J Human Genetics 2006; 3Lin, et al., Circulation 2009

Fabry Franchise Amicus Migalastat May Treat All Patients with Fabry as a Monotherapy or Combination with ERT Binds to and stabilizes endogenous target Binds to and stabilizes exogenous enzyme (ERT) enzyme Increases lysosomal levels of active enzyme Increases tissue uptake of active enzyme 8 LOWERED SUBSTRATE

Mi l t tM th Migalastat Monotherapy

Mutations (~30% Amenable 30%-50% of Fabry Patients) Patients Identified by Screening Typically Yield 3-5 Affected Family Members1 Newborn # # Confirmed % Index Patient 3 5 Screening Study Newborns Screened Fabry Mutations Amenable Burton, 2012, US 8,012 7 [1: ~1100] TBD 3-:1 Index Mechtler, 2011, Austria 34,736 9 [1: ~3,800] 100% Hwu, 2009, Taiwan 171,977 75 [1: ~2300] 75% 12 Spada, 2006, Italy 37,104 [1: ~3100] 86% 10 1Weidemann 2010 Burton, LDN WORLD Symposium, 2012 Feb. Mechtler et al., The Lancet, 2011 Dec. Hwu et al., Hum Mutation, 2009 Jun Spada et al., Am J Human Genet., 2006 Jul

Global Registration Studies

Assembling Robust Dataset to Maximize Chances for Global Approvals of Migalastat Monotherapy for Fabry Patients with Amenable Mutations

The FACETS Study

Fabry AT1001 Chaperone Efficacy, Therapeutics and Safety Study

- Placebo-controlled (6 months)
- 67 patients naïve to ERT
- 6-month surrogate primary endpoint: kidney GL-3 (reported 4Q12)
- 12-month biopsy and 24-month clinical data (expected 2Q14)

THE ATTRACT STUDY

AT1001 Therapy Compared to Enzyme Replacement in Fabry Patients with AT1001-responsive Mutations: a Global Clinical Trial

- ERT switch study
- 60 patients (1.5:1 randomization)
- 18-month clinical endpoint: kidney function (GFR)
- Data expected 3Q14

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Amicus Therapeutics

Phase 3 FACETS Study (Study 011) Migalastat 67 patients 1:1 Randomization Stratified by gender 150 mg QOD Open-Label Migalastat 150 mg QOD f y g Placebo QOD Stage 1* Stage 2* Optional Extension** Month 7-12 Open-Label Follow-Up Period Month 13-24 Month 0-6 Double-Blind Treatment Period g p 6-month primary 6 endpoint: kidney interstitial capillary GL-3 . 12-month biopsy and 24-month clinical data (NEW DATA) . Pre-Specified GLP HEK Amenable Subgroup Analysis 12 Slide 12 *GL-3 Substrate Measured by Histology in Kidney Biopsies **Clinical Outcomes Assessed, Including eGFR and Proteinuria

Study 011 12- and 24-Month Data - Key Findings

Migalastat Demonstrated Statistically Significant and Durable Substrate Reductions on 12-Month Pre-Specified Primary Analysis in Fabry Patients with Amenable Mutations

- Subjects who switched from placebo to migalastat after month 6 demonstrated a statistically significant reduction in kidney interstitial capillary GL-3 at month 12 (p=0.013*)
- Subjects who remained on migalastat for 12 months demonstrated a durable reduction in kidney interstitial capillary GL-3
- Reduction in disease substrate also observed in plasma lyso-Gb3 in subjects who switched from placebo to migalastat (p<0.0001**). Subjects who remained on migalastat demonstrated a durable reduction in lyso-Gb3
- Kidney function (estimated glomerular filtration rate (eGFR), iohexol mGFR) remained stable over 18-24 months
- Migalastat was generally safe and well-tolerated
- Of 41 subjects with GLP HEK amenable mutations who completed Study 011, 35 (85%) remain in voluntary extension study (Study 041)

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*MMRM, **ANCOVA

Amicus Therapeutics

6-Month Post-Hoc Analysis (Reported February 2014)

Statistically Significant Mean Change in Kidney Interstitial Capillary GL-3 Compared to Placebo (GLP HEK Amenable)*



Mean Inclusions Per Capillary[1]
0.4
0.2
0.0
-0.2
-0.4
Migalastat (n=25)
Placebo (n=20)
+0.07 ± 0.13
-0.25 ± 0.10
P=0.008[2]
Baseline
Month 6

*All patients with evaluable paired biopsies and amenable GLA mutations in GLP-validated HEK assay – post hoc at month 6 and pre-specified at month 12 [1]Data points are baseline corrected; represent mean ± standard error (SEM) change from baseline in the mean number of GL-3 inclusions per capillary after 6 months of treatment with migalastat or placebo. [2]Analysis of covariance (ANCOVA) model with covariate adjustment for baseline value and factors for treatment group and treatment by baseline interaction. P-value corresponding to least-square mean difference between migalastat and placebo is displayed.

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Amicus Therapeutics

12-Month Pre-Specified Primary Analysis

Statistically Significant Mean Change in Kidney Interstitial Capillary GL-3 in Patients Switching from Placebo to Migalastat HCl (GLP HEK Amenable)*



Mean Inclusions Per Capillary[1]
0.4
0.2
0.0
-0.2
-0.4
Migalastat -> Migalastat (n=25,22)
Placebo (n=20)
Placebo -> Migalastat (n=17)
+0.07 ± 0.13
P=0.013[3]
-0.31 ± 0.10
P=0.008[2]
-0.25 ± 0.10
+0.01 ± 0.011
Baseline
Month 6
Month 12

*All patients with evaluable paired biopsies and amenable GLA mutations in GLP-validated HEK assay – post hoc at month 6 and pre-specified at month 12 [1]Data points are baseline corrected; represent mean ± standard error (SEM) change from baseline in the mean number of GL-3 inclusions per capillary after 6 months of treatment with migalastat or placebo. [2]Analysis of covariance (ANCOVA) model with covariate adjustment for baseline value and factors for treatment group and treatment by baseline interaction. P-value corresponding to least-square mean difference between migalastat and placebo is displayed. [3]MMRM Pbo change M6 to M12.

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Amicus Therapeutics

Disease Substrate in Plasma (Plasma Lyso-Gb3) Statistically Significant Reduction in Plasma Lyso-Gb3 at Month 6 and Month 12 Following Treatment with Migalastat (GLP HEK Amenable)* 10.0 Plasma Lyso-Gb31 Migalastat -> Migalastat (n=18,18) 5.0 +0.60 ± 2.4 0.0 P<0.00013 Placebo -> Migalastat (n=13) g g ( , ) Placebo (n=13) -5.0 -10.0 -11.2±4.8 -15.5±6.2 -15.0 P=0.00332 -20.0 +1.2 ±1.3 16 Baseline Month 6 *Patients with amenable GLA mutations in GLP-validated HEK assay 1Baseline corrected. Error bars are SEM 2ANCOVA comparing migalstat to placebo in Stage 1 3ANCOVA comparing change from month 6 to month 12 in subjects switching from placebo to migalastat Month 12 -25.0

Function: Kidney Annualized Glomerular Filtration ( GFR) Rate GFR Remained Stable Over 18-24 Months (GLP HEK Amenable)* ) Annualized GFR (ml/min/m2/yr) at Month 18 or 241 GFR Measure N* Mean (SEM) eGFR (CKD-EPI) 41 -0.30 (0.66) eGFR (MDRD) 41 0.79 (1.03) mGFR (iohexol) 37 -1.51 (1.33) 17 *Patients with amenable GLA mutations in GLP-validated HEK assay 124 Months of Data in Subjects Treated with Migalastat from Baseline, 18 Months of Data in Subjects Switched from Placebo to Migalastat After 6 Months

Safety Summary Migalastat Generally Safe and Well Tolerated Most Common Treatment Emergent Adverse Events (= 10% of Subjects) Baseline to Month 6 Months 7-12 Open-Label Extension (Months 13-24) Adverse event 13 Placebo* (n=33) Migalastat (n=34) Placebo- Migalastat* (n=30) Migalastat (n=33) Placebo- Migalastat* (n=28) Migalastat (n=29) Any Event 91% 91% 80% 79% 86% 83% y Headache 21% 35% 11% 10% Fatigue 12% 12% Nausea 9% 12% Nasopharyngitis 6% 15% Paresthesia 12% 9% Procedural Pain 10% 12% 18 Proteinuria 18% 14% Bronchitis 11% 10% *Subjects Received Placebo from Baseline to Month 6, Switched to Migalastat After Month 6

Differentiated Approach Oral Agent with Similar Benefit to ERT may be Important Option for Fabry patients with Amenable Mutations Transient ERT Migalastat elevation (short half-life) Consistent elevation Bi-weekly, Oral, every-other-day dosing; Enzyme Level Delivery y, multi-hour IV infusions , y y g; Broad tissue distribution Recombinant protein Small molecule Manufacturing Not specific to genotype 30%-50% of Fabry patients, based on genotype Addressable Patients 19

Patient Experience 97 Patients Today Take Migalastat as Only Therapy for Fabry Disease1 Total subjects who have ever taken migalastat migalastat: 137 Total subjects on migalastat today: Total patient years of therapy: 97 330 Maximum years on therapy: 8 years Average retention rate into next study*: 94% 20 1 All patients are receiving migalastat as part of ongoing clinical trials as of March 1, 2014 *Retention defined as # of patients who complete a study and chose to enter extension, e.g., 011 12-mo into 24-mo extension

Global Regulatory Strategy • Totality of clinical data Cl l h • 8+ years of data in extension studies • Complete data from Phase 3 Studies and 012) (011 • Clear regulatory pathway • Non Non-inferiority to ERT (Study 012) 21

Key Milestones Timing Milestone 3Q09 Phase 3 Study 011 initiation . 3Q11 Phase 3 Study 012 initiation . 4Q12 Interim 6-month data from first Phase 3 Study (011) . 2Q13 FDA meeting (Type C) . 2Q14 12-month Study (kidney biopsies) . 12 011 data 2Q14 24-month Study 011 data (clinical outcomes) . 22 3Q14 18-month Study 012 data (kidney function)

Advanced Product Pipeline INDICATION PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Fabry Disease AT-B100 (JR-051) + Migalastat Pompe Disease 3 Next-Generation ERTs AT-B200 (rhGAA) + Chaperone Mucopolysaccharidosis Type I Next-Generation ERT Expected to Enter Clinic in Next 3 Years Next Fabry Disease Migalastat Parkinson’s Disease Novel Small Molecules 23 MONOTHERAPY NEXT-GENERATION ERTs (co-formulation)

Picture Current Financial Financial Position March 31 cash: $71.6M 2014 net cash spend: $54-59M Cash runway: 2H15 Capitalization Shares outstanding: 64,366,088 24 Slide 24

C tO i Corporate Overview May 2014